Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

11. INCOME TAXES

[a]	The provision for income taxes differs from the expense that would be obtained by applying the Canadian statutory income tax rate as a result of the following:

	2013	2012	2011

Canadian statutory income tax rate	26.5%	26.5%	28.3%
Manufacturing and processing profits deduction	(0.4)	(0.7)	(0.8)
Foreign rate differentials	(1.5)	(1.5)	(2.0)
Losses not benefited	5.3	5.8	11.4
Utilization of losses previously not benefited	(1.0)	(0.3)	(10.2)
Earnings of equity accounted investees	(1.1)	(1.2)	(1.6)
Withholding tax	1.4	0	0
Valuation allowance on deferred tax assets [i]	(1.1)	(5.0)	(6.5)
Mexican flat tax [ii]	(1.9)	0	0
Research and development tax credits [iii]	(4.3)	(2.3)	(1.6)
Reserve for uncertain tax positions	(2.3)	(1.0)	(0.4)
Re-measurement gains	0	(1.1)	0
Other	(0.7)	(0.7)	0

Effective income tax rate	18.9%	18.5%	16.6%

[i]	GAAP requires that the Company assess whether valuation allowances should be established or maintained against its deferred tax assets, based on consideration of all available evidence, using a “more likely than not” standard. The factors the Company uses to assess the likelihood of realization are its history of losses, forecasts of future pre-tax income and tax planning strategies that could be implemented to realize the deferred tax assets.

For the year ended December 31, 2013

The Company had valuation allowances against its deferred tax assets in certain European countries. These valuation allowances were required because of historical losses and uncertainty as to the timing of when the Company would be able to generate the necessary level of earnings to recover these deferred tax assets. Over the past few years some of the Company’s European operations have delivered sustained profits which together with forecasted profits have allowed the Company to release a portion of the valuation allowances set up against its European deferred tax assets. Additionally, during 2013, the Company released a portion of its valuation allowance in China. The effect of these valuation allowance releases in 2013 is $21 million.

For the year ended December 31, 2012

The Company had valuation allowances against its deferred tax assets in the United Kingdom and Germany. Based on financial forecasts and continued anticipated growth, the Company released a portion of the valuation allowance set up against its deferred tax assets in the United Kingdom; and in Germany, the BDW and ixetic acquisitions allowed the Company to release a portion of the valuation allowance set up against its German deferred tax assets. Additionally, during 2012 the Company released a portion of its valuation allowances in Mexico and China, which were partially offset by a new valuation allowance against all of its deferred tax assets in Brazil. The net effect of all these valuation allowance releases in 2012 was $89 million.

For the year ended December 31, 2011

The Company had valuation allowances against all of its deferred tax assets in the United States. During 2010 and 2011, the Company’s United States operations delivered sustained profits. Based on financial forecasts and the continued anticipated growth for the U.S. market, the Company released $78 million of the U.S. valuation allowance in the fourth quarter of 2011.

[ii]	During the fourth quarter of 2013, the Company recorded a tax benefit of $36 million as a result of the elimination of the Mexican flat tax, which became effective on January 1, 2014. Previously, there were two taxes in Mexico; a flat tax and an income tax and taxpayers were required to pay tax based on the greater of the two. Deferred taxes were also maintained by the Company based on calculations under one or the other of these taxes. The elimination of the flat tax allowed the Company to reverse its net deferred tax liabilities for its entities under that tax and establish a deferred tax asset under the income tax.
[iii]	For the year ended December 31, 2013, the amount includes a tax benefit of $36 million in connection with a settlement with the United States Internal Revenue Service, of claims for research and development tax credits covering years 2008 and 2009 and a resulting change in the Company’s estimate of the amount of similar claims for subsequent periods.

[b]	The details of income before income taxes by jurisdiction are as follows:

	2013	2012	2011

Canadian	$653	$944	$710
Foreign	1,252	806	507

	$1,905	$1,750	$1,217

[c]	The details of the income tax provision (recovery) are as follows:

	2013	2012	2011

Current
Canadian	$159	$170	$115
Foreign	301	200	163

	460	370	278

Deferred
Canadian	(29)	(6)	7
Foreign	(71)	(40)	(83)

	(100)	(46)	(76)

	$360	$324	$202

[d]	Deferred income taxes have been provided on temporary differences, which consist of the following:

	2013	2012	2011

Tax depreciation greater (less) than book depreciation	$(23)	$13	$51
Book amortization less than (in excess of) tax amortization	(57)	16	0
Liabilities currently not deductible for tax	(48)	(29)	(28)
Net tax losses (benefited) utilized	50	(11)	(37)
Change in valuation allowance on deferred tax assets	(21)	(89)	(78)
Net tax credits utilized	2	53	24
Other	(3)	1	(8)

	$(100)	$(46)	$(76)

[e]	Deferred tax assets and liabilities consist of the following temporary differences:

	2013	2012

Assets
Tax benefit of loss carryforwards	$610	$628
Liabilities currently not deductible for tax	337	263
Tax credit carryforwards	34	35
Unrealized loss on cash flow hedges and retirement liabilities	39	48
Other	11	0

	1,031	974
Valuation allowance against tax benefit of loss carryforwards	(528)	(504)
Other valuation allowance	(111)	(45)

	392	425

Liabilities
Tax depreciation in excess of book depreciation	170	199
Other assets book value in excess of tax value	15	77
Unrealized gain on cash flow hedges and retirement liabilities	21	19
Other	0	30

	206	325

Net deferred tax assets	$186	$100

The net deferred tax assets are presented on the consolidated balance sheet in the following categories:

	2013	2012

Current deferred tax assets	$275	$170
Current deferred tax liabilities	(9)	(19)
Long-term deferred tax assets	120	90
Long-term deferred tax liabilities	(200)	(141)

	$186	$100

[f]	Income taxes paid in cash [net of refunds] were $507 million for the year ended December 31, 2013 [2012 - $347 million; 2011 - $304 million].

[g]	As of December 31, 2013, the Company had domestic and foreign operating loss carryforwards of $2.00 billion and tax credit carryforwards of $34 million. Approximately $1.07 billion of the operating losses can be carried forward indefinitely. The remaining operating losses and tax credit carryforwards expire between 2014 and 2033.

[h]	As at December 31, 2013, 2012 and 2011, the Company’s gross unrecognized tax benefits were $238 million, $279 million and $252 million, respectively [excluding interest and penalties], of which $219 million, $240 million and $222 million, respectively, if recognized, would affect the Company’s effective tax rate. The gross unrecognized tax benefits differ from the amount that would affect the Company’s effective tax rate due primarily to the impact of the valuation allowance on deferred tax assets. A summary of the changes in gross unrecognized tax benefits is as follows:

	2013	2012	2011

Balance, beginning of year	$279	$252	$257
Additions based on tax positions related to current year	35	68	14
(Reductions)/additions based on tax positions of prior years	(44)	(31)	13
Settlements	(24)	(10)	(12)
Statute expirations	(7)	(5)	(16)
Foreign currency translation	(1)	5	(4)

	$238	$279	$252

The Company recognizes interest and penalties with respect to unrecognized tax benefits as income tax expense. As at December 31, 2013, 2012 and 2011 the Company had recorded interest and penalties on the unrecognized tax benefits of $42 million, $49 million and $42 million, respectively, which reflects recoveries/(expenses) related to changes in its reserves for interest and penalties of $7 million, ($7 million) and $3 million, respectively.

The Company operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited or subject to review by both domestic and foreign tax authorities. During the next twelve months, it is reasonably possible that, as a result of audit settlements, the conclusion of current examinations and the expiration of the statute of limitations in several jurisdictions, the Company may decrease the amount of its gross unrecognized tax benefits [including interest and penalties] by approximately $66 million, of which $62 million, if recognized, would affect its effective tax rate.

The Company considers its significant tax jurisdictions to include Canada, the United States, Austria, Germany and Mexico. The Company remains subject to income tax examination in Austria for years after 2005, Germany for years after 2007, Mexico for years after 2007, U.S. federal jurisdiction for years after 2007, and in Canada for years after 2008.